Exhibit 99.1
EPR Properties Receives Investment Grade Rating From S&P Global Ratings

Kansas City, MO. Sept. 23, 2021 – EPR Properties (NYSE: EPR) today announced that it has received an investment grade rating from S&P Global Ratings ("S&P") on its unsecured debt, adding to its current investment grade rating from Moody's Investors Services ("Moody's"). S&P has assigned the Company a 'BBB-' issuer-level credit rating on its unsecured debt with a stable outlook. Moody's previously affirmed the Company's 'Baa3' investment grade rating on its unsecured debt with a negative outlook.

“We are very pleased to have secured investment grade ratings from both S&P and Moody's, which reflects the strength of our experiential property portfolio,” stated Greg Silvers, President and CEO of EPR Properties. “These investment grade ratings will expand our access to additional capital sources at competitive rates and support our ability to pursue growth opportunities in the quarters ahead.”

The Company previously caused certain of its key subsidiaries to guarantee the Company's obligations under its existing bank credit facility, private placement notes and senior unsecured bonds based on a decrease in the Company's credit ratings resulting from the impact of the COVID-19 pandemic. As a result of now having an investment grade rating from both S&P and Moody's, the Company's subsidiary guarantors under these debt agreements may be released from their guarantees in accordance with the terms of such agreements. Accordingly, the Company will provide the applicable notices under these agreements to release the Company's subsidiary guarantors from their guarantees.

About EPR Properties

EPR Properties is the leading diversified experiential net lease real estate investment trust (REIT), specializing in select enduring experiential properties in the real estate industry. We focus on real estate venues which create value by facilitating out-of-home leisure and recreation experiences where consumers choose to spend their discretionary time and money. We have nearly $6.5 billion in total investments across 44 states. We adhere to rigorous underwriting and investing criteria centered on key industry, property and tenant level cash flow standards. We believe our focused approach provides a competitive advantage and the potential for stable and attractive returns. Further information is available at www.eprkc.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the Company's expected pursuit of growth opportunities. The forward-looking statements presented herein are based on the Company's current expectations. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

EPR Properties
Brian Moriarty, 888-EPR-REIT
www.eprkc.com